UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-5357

DWS Blue Chip Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Blue Chip Fund

(formerly Scudder Blue Chip Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. The fund may invest in various industries and certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown for Class B and C shares and during all periods shown for Institutional Class shares and for the 5-year and 10-year periods shown for Class A reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Blue Chip Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	11.07%	17.61%	17.81%	3.04%	7.78%
Class B	10.59%	16.64%	16.80%	2.17%	6.87%
Class C	10.71%	16.70%	16.86%	2.21%	6.94%
Institutional Class	11.26%	18.08%	18.29%	3.47%	8.26%
Russell 1000 Index+	9.92%	16.71%	15.73%	3.38%	9.14%
S&P 500 Index++	9.64%	15.42%	14.68%	2.70%	8.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Blue Chip Fund — Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,085	$15,412	$10,946	$19,935
	Average annual total return	10.85%	15.51%	1.82%	7.14%
Class B	Growth of $10,000	$11,364	$15,736	$11,034	$19,439
	Average annual total return	13.64%	16.31%	1.99%	6.87%
Class C	Growth of $10,000	$11,670	$15,959	$11,157	$19,568
	Average annual total return	16.70%	16.86%	2.21%	6.94%
Russell 1000 Index+	Growth of $10,000	$11,671	$15,502	$11,808	$23,988
	Average annual total return	16.71%	15.73%	3.38%	9.14%
S&P 500 Index++	Growth of $10,000	$11,542	$15,081	$11,423	$23,544
	Average annual total return	15.42%	14.68%	2.70%	8.94%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 4/30/06
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,180,800	$1,655,200	$1,185,700	$2,211,000
	Average annual total return	18.08%	18.29%	3.47%	8.26%
Russell 1000 Index+	Growth of $1,000,000	$1,167,100	$1,550,200	$1,180,800	$2,398,800
	Average annual total return	16.71%	15.73%	3.38%	9.14%
S&P 500 Index++	Growth of $1,000,000	$1,154,200	$1,508,100	$1,142,300	$2,354,400
	Average annual total return	15.42%	14.68%	2.70%	8.94%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/06	$ 21.12	$ 19.84	$ 20.06	$ 21.79
10/31/05	$ 19.07	$ 17.94	$ 18.12	$ 19.73
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .06	$ —	$ —	$ .15
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	502	of	834	61
3-Year	181	of	588	31
5-Year	256	of	421	61
10-Year	92	of	148	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 1-year and Life of Class period shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/06
DWS Blue Chip Fund	6-Month*	1-Year	Life of Class*
Class S	11.09%	17.74%	12.03%
Russell 1000 Index+	9.92%	16.71%	12.05%
S&P 500 Index++	9.64%	15.42%	10.71%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/06	$ 21.09
10/31/05	$ 19.10
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .12
Class S Lipper Rankings — Multi-Cap Core Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	493	of	834	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Blue Chip Fund — Class S [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Blue Chip Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$11,774	$11,506
	Average annual total return	17.74%	12.03%
Russell 1000 Index+	Growth of $10,000	$11,671	$11,528
	Average annual total return	16.71%	12.05%
S&P 500 Index++	Growth of $10,000	$11,542	$11,356
	Average annual total return	15.42%	10.71%

The growth of $10,000 is cumulative.

* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.

+ The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,110.70	$ 1,105.90	$ 1,107.10	$ 1,110.90	$ 1,112.60
Expenses Paid per $1,000*	$ 5.81	$ 10.50	$ 9.35	$ 5.91	$ 3.82
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,019.29	$ 1,014.83	$ 1,015.92	$ 1,019.19	$ 1,021.17
Expenses Paid per $1,000*	$ 5.56	$ 10.04	$ 8.95	$ 5.66	$ 3.66

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Blue Chip Fund	1.11%	2.01%	1.79%	1.13%	.73%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Managers Robert Wang, Julie Abbett and Jin Chen discuss DWS Blue Chip Fund's performance, management strategy and the market environment during the six-month period ended April 30, 2006.

Q: How would you describe the market environment over the last six months?

A: It was a period of steadily rising equity returns, reflecting continued economic growth driven largely by consumer spending, although business trends were also generally positive. The Commerce Department reported that real growth in gross domestic product (GDP) rebounded to 5.3% in the first quarter of 2006, after a weak showing in the hurricane-impacted fourth quarter of 2005. Corporate profit growth and expanding profit margins also led to a positive investment environment. Inflation remains a concern, as commodity prices moved upward and the price of gold approached a record level. In an effort to control inflation, the Federal Reserve has been raising short-term interest rates steadily since June 2004.

Equity market returns were positive over the last six months, but performance varied considerably among market capitalizations. Smaller-capitalization stocks significantly outperformed large-cap stocks, with dramatically higher returns in the first quarter of 2006. In April, large-cap stocks performed better than small-cap stocks, providing evidence that momentum may be shifting to larger-cap stocks, as has historically been the case in the latter stages of an economic expansion.

Q: How did the fund perform during this period?

A: DWS Blue Chip Fund (Class A shares) produced a total return of 11.07% for the six months ended April 30, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund outperformed its benchmarks, the Russell 1000 Index, which had a return of 9.92%, and the S&P 500 Index, which returned 9.64% for the period.1

1 The Russell 1000 Index is an unmanaged, price-only index of the 1,000 largest-capitalization companies that are domiciled in the United States and whose common stocks are traded there.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: How is this fund managed?

A: Our investment process is focused on stock selection, using a combination of quantitative processes and fundamental analysis. We use a quantitative process to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of approximately 1,000 large-cap companies. We begin by sorting the universe of 1,000 stocks into 24 clearly defined industry groups. Next, we compare the stocks based on current and historical data, including valuation, a measure of how expensive a stock is; earnings growth and growth potential; and market sentiment, which enables us to pinpoint short-term price movements outside of fundamental analysis.

Using all of this information, our model ranks stocks by their expected level of performance. Our model also creates an "optimal" portfolio, suggesting which stocks should be included in the fund and which ones should be omitted, as well as proportions of individual stocks to be held. We carefully analyze our model's suggestions, double-checking data and seeking additional information about each potential holding. We generally maintain weights of our 24 industry groups within one percentage point of the benchmark. This step-by-step approach leads to a portfolio of approximately 130 stocks. By diversifying holdings among a large number of stocks, we reduce the risk associated with each individual stock.

This model makes it possible to analyze far more stocks than can most traditional active portfolio managers, who rely primarily on their own talent and experience as well as the analytic skills of research professionals to assess each stock. We believe that our approach provides an excellent way to reduce risk by helping us choose stocks that are attractively valued in an objective, consistent and repeatable manner.

Q: What decisions were most important in the fund's outperformance relative to its benchmarks?

A: Three sectors that were particularly positive were materials, technology hardware and equipment, and insurance. In materials, Southern Copper Corp. and Phelps Dodge Corp. were top performers. Both of these companies' revenue and earnings benefited from rising copper prices and growing global demand for copper and other metals, especially in China, where a construction boom continues. We originally selected Southern Copper for its good-quality earnings and good cash flow; these measures, along with macroeconomic factors, are driving the stock's performance. Phelps Dodge is characterized by strong ratios of cash flow to price, cash flow growth and cash flow return on invested capital. These two stocks remain in the portfolio, as they continue to appear attractive.

In technology hardware and equipment, Advanced Micro Devices Inc. and Lam Research Corp. were strong. Both of these companies develop, design and manufacture semiconductors for the communications industry, and they are benefiting from strong industry demand. Lam Research remains in the portfolio, as it still looks attractive on fundamental metrics, such as cash flow growth and cash flow return on invested capital. We sold Advanced Micro Devices in February; after the stock moved up, market sentiment relative to its peers appeared less positive, as a higher level of short interest began to represent a potential negative for future performance.

In insurance, specialty property and casualty insurer W. R. Berkley Corp. moved higher on strong earnings growth and better-than- expected loss results. This stock continues to appear attractive relative to peers on many valuation measures, including cash flow relative to stock price, forward earnings to price and cash flow return on invested capital.

Another stock that contributed to the fund's outperformance was Ryder System Inc., which has built on its original trucking business to become a leader in supply chain management. Ryder stock moved higher despite a disappointing earnings report, as management's guidance on 2006 earnings was above analysts' expectations, and a large stock repurchase was completed in February.

Q: Which holdings had a negative impact on performance?

A: Positions in the diversified financial and health care equipment and services sectors hurt relative performance. Sometimes our decisions not to own stocks that are included in the benchmark can have a significant impact, either positive or negative, on relative performance. For this period, a negative impact was not owning JPMorgan Chase, a stock included in the Russell 1000 and S&P 500 benchmarks. This stock spiked after fourth- quarter earnings beat expectations. We chose instead to own Goldman Sachs Group Inc., a company in similar businesses that has comparably favorable cash flow growth, price momentum and earnings revisions.

In health care, the stock of UnitedHealth Group Inc., a managed care company, peaked in December 2005 and then pulled back. We continue to own this stock, which still has attractive fundamentals. Analysts are revising 2006 earnings estimates upward based on management's guidance, and the company has strong cash flow and return on invested capital.

Also negative was Pilgrim's Pride Corp., the second-largest poultry processor in the United States and Mexico. We selected this stock based on good quality earnings and a strong ratio of cash flow to stock price. However, it now appears that earnings for 2006 will be hurt by the negative effect of avian flu on chicken prices, as well as the negative impact of hurricanes on the company's export business; based on these factors, we have sold the stock.

Q: Do you have other comments for shareholders?

A: We are pleased with the fund's performance, which we believe provides solid evidence of the validity of our security-selection process. Because the nine discrete factors we use for stock selection include measures of growth, value and market sentiment, and because the factors have a low correlation to each other, our model is useful in a wide variety of market conditions. A major advantage of our approach is that it reduces as much as possible the subjectivity that guides stock selection for many managers. We believe that our system, based on a combination of quantitative techniques and classic fundamentals, will enable this fund to continue to perform well within our expectations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	4/30/06	10/31/05

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/06	10/31/05

Financials	20%	19%
Information Technology	17%	15%
Consumer Discretionary	12%	13%
Health Care	12%	15%
Industrials	11%	10%
Energy	9%	11%
Consumer Staples	9%	8%
Materials	5%	4%
Utilities	3%	3%
Telecommunication Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2006 (23.1% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	4.3%
2. Microsoft Corp. Developer of computer software	2.8%
3. Citigroup, Inc. Provider of diversified financial services	2.4%
4. Wells Fargo & Co. Provider of various financial services	2.4%
5. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.2%
6. ConocoPhillips Producer of petroleum and other natural gases	1.9%
7. Intel Corp. Designer, manufacturer and seller of computer components and related products	1.9%
8. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	1.8%
9. PNC Financial Services Group, Inc. Provider of commercial banking services	1.7%
10. Lockheed Martin Corp. Manufacturer of aircraft, missiles and space equipment	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 12.0%
Auto Components 0.4%
TRW Automotive Holdings Corp.*	112,000	2,484,160
Hotels Restaurants & Leisure 2.0%
Brinker International, Inc.	28,900	1,131,724
Darden Restaurants, Inc.	22,900	906,840
McDonald's Corp.	120,000	4,148,400
Starbucks Corp.*	9,600	357,792
YUM! Brands, Inc.	109,000	5,633,120
		12,177,876
Household Durables 1.3%
Newell Rubbermaid, Inc. (a)	54,400	1,491,648
Whirlpool Corp.	71,600	6,426,100
		7,917,748
Internet & Catalog Retail 0.1%
Amazon.com, Inc.*	22,600	795,746
Leisure Equipment & Products 0.2%
Mattel, Inc.	81,300	1,315,434
Media 2.8%
CBS Corp. "B"	56,450	1,437,782
Harte-Hanks, Inc.	14,300	390,390
John Wiley & Sons, Inc. "A"	9,300	340,752
McGraw-Hill Companies, Inc.	172,100	9,579,086
R.H. Donnelley Corp.*	73,900	4,148,007
Regal Entertainment Group "A" (a)	54,700	1,149,794
		17,045,811
Multiline Retail 1.2%
Sears Holdings Corp.*	32,000	4,598,080
Target Corp.	53,800	2,856,780
		7,454,860
Specialty Retail 3.8%
American Eagle Outfitters, Inc.	165,200	5,352,480
Barnes & Noble, Inc.	158,800	7,158,704
Claire's Stores, Inc.	46,600	1,641,252
Lowe's Companies, Inc.	141,400	8,915,270
		23,067,706
Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.*	34,000	1,122,680
Consumer Staples 9.3%
Beverages 3.0%
Pepsi Bottling Group, Inc.	148,800	4,776,480
PepsiCo, Inc.	230,100	13,401,024
		18,177,504
Food & Staples Retailing 1.7%
Kroger Co.*	302,100	6,120,546
Safeway, Inc.	177,200	4,453,036
		10,573,582
Food Products 0.7%
General Mills, Inc.	36,500	1,800,910
Hormel Foods Corp.	78,200	2,624,392
		4,425,302
Household Products 3.0%
Colgate-Palmolive Co.	137,200	8,111,264
Procter & Gamble Co.	168,300	9,796,743
		17,908,007
Tobacco 0.9%
Altria Group, Inc.	56,000	4,096,960
Loews Corp — Carolina Group	31,100	1,593,564
		5,690,524
Energy 9.3%
Energy Equipment & Services 0.2%
Unit Corp.*	27,000	1,559,250
Oil, Gas & Consumable Fuels 9.1%
Anadarko Petroleum Corp.	72,700	7,620,414
ConocoPhillips	171,500	11,473,350
Devon Energy Corp.	120,600	7,249,266
ExxonMobil Corp.	411,086	25,931,305
Marathon Oil Corp.	37,700	2,991,872
XTO Energy, Inc.	1	42
		55,266,249
Financials 19.4%
Banks 6.5%
BB&T Corp.	2,200	94,468
Golden West Financial Corp.	59,400	4,269,078
KeyCorp.	33,100	1,265,082
PNC Financial Services Group, Inc.	148,000	10,577,560
US Bancorp.	279,400	8,784,336
Wells Fargo & Co.	216,000	14,837,040
		39,827,564
Capital Markets 2.3%
Bear Stearns Companies, Inc.	3,500	498,785
Lehman Brothers Holdings, Inc.	69,200	10,459,580
Mellon Financial Corp.	1,900	71,497
Merrill Lynch & Co., Inc.	20,700	1,578,582
The Goldman Sachs Group, Inc.	7,500	1,202,175
		13,810,619
Diversified Financial Services 4.2%
Bank of America Corp.	19,300	963,456
Citigroup, Inc.	298,966	14,933,352
Freddie Mac	160,900	9,824,554
		25,721,362
Insurance 4.6%
American Financial Group, Inc.	25,700	1,137,996
HCC Insurance Holdings, Inc.	68,700	2,300,763
Loews Corp.	12,300	1,305,645
MetLife, Inc.	190,900	9,945,890
Nationwide Financial Services, Inc. "A"	2,000	87,760
Philadelphia Consolidated Holding Corp.*	150,400	4,982,752
W.R. Berkley Corp.	227,418	8,509,981
		28,270,787
Real Estate 1.8%
Apartment Investment & Management Co. "A" (REIT)	18,800	840,172
Boston Properties, Inc. (REIT)	16,200	1,429,974
Equity Office Properties Trust (REIT)	61,800	1,996,140
Equity Residential (REIT)	52,400	2,351,188
Hospitality Properties Trust (REIT)	20,100	866,310
Liberty Property Trust (REIT)	13,200	590,040
Simon Property Group, Inc. (REIT)	26,300	2,153,444
Vornado Realty Trust (REIT)	5,000	478,200
		10,705,468
Health Care 11.9%
Biotechnology 0.9%
Genentech, Inc.*	70,600	5,627,526
Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	195,100	7,355,270
Hospira, Inc.*	135,800	5,235,090
IDEXX Laboratories. Inc.*	14,700	1,223,187
		13,813,547
Health Care Providers & Services 5.7%
Aetna, Inc.	67,200	2,587,200
AmerisourceBergen Corp.	167,100	7,210,365
Express Scripts, Inc.*	73,700	5,758,918
McKesson Corp.	129,300	6,282,687
Sierra Health Services, Inc.*	73,700	2,889,777
UnitedHealth Group, Inc.	200,100	9,952,974
		34,681,921
Life Sciences Tools & Services 0.4%
Millipore Corp.*	16,900	1,246,882
Pharmaceutical Product Development, Inc.	31,900	1,144,253
		2,391,135
Pharmaceuticals 2.6%
Endo Pharmaceuticals Holdings, Inc.*	132,800	4,176,560
Kos Pharmaceuticals, Inc.*	62,800	3,039,520
Merck & Co., Inc.	131,700	4,533,114
Pfizer, Inc.	154,900	3,923,617
		15,672,811
Industrials 10.8%
Aerospace & Defense 4.7%
Boeing Co.	106,000	8,845,700
Lockheed Martin Corp.	138,900	10,542,510
Northrop Grumman Corp.	9,600	642,240
Raytheon Co.	195,500	8,654,785
		28,685,235
Commercial Services & Supplies 1.5%
Republic Services, Inc.	86,100	3,789,261
The Brink's Co.	67,300	3,418,840
Waste Management, Inc.	43,300	1,622,018
		8,830,119
Industrial Conglomerates 1.6%
General Electric Co.	224,100	7,751,619
Teleflex, Inc.	33,600	2,192,064
		9,943,683
Machinery 0.8%
Cummins, Inc.	11,900	1,243,550
Terex Corp.*	35,500	3,072,525
Toro Co.	16,800	830,760
		5,146,835
Road & Rail 2.2%
Burlington Northern Santa Fe Corp.	37,700	2,998,281
Laidlaw International, Inc.	23,000	569,250
Ryder System, Inc.	146,600	7,645,190
Swift Transportation Co., Inc.*	34,800	1,042,260
Union Pacific Corp.	12,400	1,131,004
		13,385,985
Information Technology 16.4%
Communications Equipment 1.1%
Corning, Inc.*	253,900	7,015,257
Computers & Peripherals 2.5%
Hewlett-Packard Co.	330,200	10,721,594
Western Digital Corp.* (a)	202,100	4,252,184
		14,973,778
Electronic Equipment & Instruments 1.1%
Arrow Electronics, Inc.*	55,400	2,005,480
AVX Corp.	18,000	320,400
Jabil Circuit, Inc.*	106,800	4,164,132
		6,490,012
Internet Software & Services 1.2%
eBay, Inc.*	47,400	1,631,034
Google, Inc. "A"*	7,700	3,218,138
Yahoo!, Inc.* (a)	78,900	2,586,342
		7,435,514
IT Consulting & Services 0.3%
Global Payments, Inc.	40,100	1,901,943
Semiconductors & Semiconductor Equipment 6.3%
Freescale Semiconductor, Inc. "B"*	195,900	6,204,153
Intel Corp.	565,500	11,298,690
Lam Research Corp.*	103,300	5,049,304
Micron Technology, Inc.*	124,200	2,107,674
National Semiconductor Corp.	180,000	5,396,400
Texas Instruments, Inc.	233,700	8,111,727
		38,167,948
Software 3.9%
Autodesk, Inc.*	119,100	5,006,964
BMC Software, Inc.*	81,600	1,757,664
Microsoft Corp.	709,300	17,129,595
		23,894,223
Materials 4.6%
Chemicals 0.6%
Monsanto Co.	38,700	3,227,580
Metals & Mining 4.0%
Freeport-McMoRan Copper & Gold, Inc. "B"	104,500	6,748,610
Nucor Corp.	55,000	5,985,100
Phelps Dodge Corp.	69,900	6,024,681
Southern Copper Corp. (a)	57,800	5,725,090
		24,483,481
Telecommunication Services 2.2%
Diversified Telecommunication Services 1.7%
Verizon Communications, Inc.	317,100	10,473,813
Wireless Telecommunication Services 0.5%
Crown Castle International Corp.*	86,600	2,914,090
Utilities 3.0%
Electric Utilities 2.0%
Edison International	5,900	238,419
Exelon Corp.	65,800	3,553,200
FirstEnergy Corp.	166,600	8,448,286
		12,239,905
Independent Power Producers & Energy Traders 1.0%
TXU Corp.	126,000	6,253,380
Total Common Stocks (Cost $537,790,241)		602,967,960
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill, 4.58%**, 7/20/2006 (b) (Cost $581,026)	587,000	581,026
	Shares	Value ($)

Securities Lending Collateral 2.0%
Daily Assets Fund Institutional, 4.82% (c) (d) (Cost $12,299,840)	12,299,840	12,299,840

Cash Equivalents 1.1%
Cash Management QP Trust, 4.78% (e) (Cost $6,431,111)	6,431,111	6,431,111
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $557,102,218)+	102.1	622,279,937
Other Assets and Liabilities, Net	(2.1)	(12,649,298)
Net Assets	100.0	609,630,639

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $558,844,279. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $63,435,658. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $72,211,706 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,776,048.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $11,871,832 which is 1.9% of net assets.

(b) At April 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At April 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	6/15/2006	21	6,827,786	6,908,475	80,689

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $538,371,267) — including $11,871,832 of securities loaned	$ 603,548,986
Investment in Daily Assets Fund Institutional (cost $12,299,840)*	12,299,840
Investment in Cash Management QP Trust (cost $6,431,111)	6,431,111
Total investments in securities, at value (cost $557,102,218)	622,279,937
Dividends receivable	555,043
Interest receivable	25,019
Receivable for Fund shares sold	342,409
Receivable for daily variation margin on open futures contracts	4,671
Other assets	59,004
Total assets	623,266,083
Liabilities
Payable upon return of securities loaned	12,299,840
Payable for Fund shares redeemed	358,835
Accrued management fee	268,099
Other accrued expenses and payables	708,670
Total liabilities	13,635,444
Net assets, at value	$ 609,630,639
Net Assets
Net assets consist of: Undistributed net investment income	1,377,274
Net unrealized appreciation (depreciation) on: Investments	65,177,719
Futures	80,689
Accumulated net realized gain (loss)	24,796,131
Paid-in capital	518,198,826
Net assets, at value	$ 609,630,639

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($425,337,465 ÷ 20,143,196 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.12
Maximum offering price per share (100 ÷ 94.25 of $21.12)	$ 22.41

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($86,902,569 ÷ 4,380,896 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 19.84

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($43,544,157 ÷ 2,170,484 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 20.06
Class S Net Asset Value, offering and redemption price(a) per share ($1,660,165 ÷ 78,718 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.09

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($52,186,283 ÷ 2,394,611 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 21.79

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 5,996,688
Interest — Cash Management QP Trust	75,847
Interest	10,337
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	23,241
Total Income	6,106,113
Expenses: Management fee	1,753,381
Services to shareholders	810,016
Custodian fees	9,257
Distribution service fees	1,198,504
Auditing	26,690
Legal	13,174
Trustees' fees and expenses	20,550
Reports to shareholders	29,520
Registration fees	43,445
Other	25,475
Total expenses before expense reductions	3,930,012
Expense reductions	(18,054)
Total expenses after expense reductions	3,911,958
Net investment income (loss)	2,194,155
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	44,816,487
Futures	167,199
44,983,686
Net unrealized appreciation (depreciation) during the period on: Investments	18,484,476
Futures	65,167
18,549,643
Net gain (loss) on investment transactions	63,533,329
Net increase (decrease) in net assets resulting from operations	$ 65,727,484

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income (loss)	$ 2,194,155	$ 2,116,715
Net realized gain (loss) on investment transactions	44,983,686	79,582,712
Net unrealized appreciation (depreciation) during the period on investment transactions	18,549,643	(18,347,829)
Net increase (decrease) in net assets resulting from operations	65,727,484	63,351,598
Distributions to shareholders from: Net investment income: Class A	(1,232,478)	(1,145,671)
Institutional Class	(557,676)	(454,947)
Class S	(7,845)	—
Fund share transactions: Proceeds from shares sold	43,814,653	136,565,511
Reinvestment of distributions	1,725,297	1,529,398
Cost of shares redeemed	(122,664,628)	(192,287,172)
Redemption fees	792	7,541
Net increase (decrease) in net assets from Fund share transactions	(77,123,886)	(54,184,722)
Increase (decrease) in net assets	(13,194,401)	7,566,258
Net assets at beginning of period	622,825,040	615,258,782
Net assets at end of period (including undistributed net investment income of $1,377,274 and $981,118, respectively)	$ 609,630,639	$ 622,825,040

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 19.07	$ 17.30	$ 15.24	$ 12.92	$ 15.03	$ 21.76
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.09	.06	.04	.03	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.02	1.73	2.00	2.28	(2.14)	(6.10)
Total from investment operations	2.11	1.82	2.06	2.32	(2.11)	(6.13)
Less distributions from: Net investment income	(.06)	(.05)	—	—	—	—
Net realized gain on investment transactions	—	—	—	—	—	(.60)
Total distributions	(.06)	(.05)	—	—	—	(.60)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 21.12	$ 19.07	$ 17.30	$ 15.24	$ 12.92	$ 15.03
Total Return (%)[c]	11.07**	10.54	13.52	17.96	(14.04)	(28.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	425	405	382	349	308	430
Ratio of expenses before expense reductions (%)	1.11*	1.19	1.13	1.19	1.09	1.23[d]
Ratio of expenses after expense reductions (%)	1.11*	1.19	1.13	1.19	1.09	1.22[d]
Ratio of net investment income (loss) (%)	.85*	.49	.42	.34	.21	(.14)
Portfolio turnover rate (%)	251*	329	222	185	143	124

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.20% and 1.20%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 17.94	$ 16.37	$ 14.55	$ 12.43	$ 14.58	$ 21.30
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***	(.04)	(.06)	(.05)	(.09)	(.16)
Net realized and unrealized gain (loss) on investment transactions	1.90	1.61	1.88	2.17	(2.06)	(5.96)
Total from investment operations	1.90	1.57	1.82	2.12	(2.15)	(6.12)
Less distributions from: Net investment income	—	—	—	—	—	(.60)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 19.84	$ 17.94	$ 16.37	$ 14.55	$ 12.43	$ 14.58
Total Return (%)[c]	10.59**	9.59[d]	12.51[d]	17.06	(14.75)	(29.30)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	100	138	178	197	293
Ratio of expenses before expense reductions (%)	2.01*	2.16	2.09	2.00	1.93	2.04[e]
Ratio of expenses after expense reductions (%)	2.01*	2.01	2.01	2.00	1.93	2.02[e]
Ratio of net investment income (loss) (%)	(.05)*	(.33)	(.46)	(.47)	(.63)	(.93)
Portfolio turnover rate (%)	251*	329	222	185	143	124

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.99% and 1.99%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 18.12	$ 16.53	$ 14.69	$ 12.55	$ 14.72	$ 21.47
Income (loss) from investment operations: Net investment income (loss)[b]	.03	(.04)	(.07)	(.06)	(.09)	(.15)
Net realized and unrealized gain (loss) on investment transactions	1.91	1.63	1.91	2.20	(2.08)	(6.00)
Total from investment operations	1.94	1.59	1.84	2.14	(2.17)	(6.15)
Less distributions from: Net investment income	—	—	—	—	—	(.60)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 20.06	$ 18.12	$ 16.53	$ 14.69	$ 12.55	$ 14.72
Total Return (%)[c]	10.71**	9.62[d]	12.53[d]	17.05	(14.74)	(29.21)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	43	46	47	44	59
Ratio of expenses before expense reductions (%)	1.79*	2.02	2.06	1.99	1.90	1.95[e]
Ratio of expenses after expense reductions (%)	1.79*	2.00	2.00	1.99	1.90	1.92[e]
Ratio of net investment income (loss) (%)	.17*	(.32)	(.45)	(.46)	(.60)	(.84)
Portfolio turnover rate (%)	251*	329	222	185	143	124

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.92% and 1.92%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.10	$ 18.44
Income (loss) from investment operations: Net investment income (loss)[c]	.09	.07
Net realized and unrealized gain (loss) on investment transactions	2.02	.59
Total from investment operations	2.11	.66
Less distributions from: Net investment income	(.12)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 21.09	$ 19.10
Total Return (%)	11.09**	3.58d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses before expense reductions (%)	1.13*	1.12*
Ratio of expenses after expense reductions (%)	1.13*	1.00*
Ratio of net investment income (loss) (%)	.83*	.49*
Portfolio turnover rate (%)	251*	329

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 19.73	$ 17.90	$ 15.70	$ 13.25	$ 15.36	$ 22.11
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.17	.12	.11	.09	.07
Net realized and unrealized gain (loss) on investment transactions	2.09	1.80	2.08	2.34	(2.20)	(6.22)
Total from investment operations	2.21	1.97	2.20	2.45	(2.11)	(6.15)
Less distributions from: Net investment income	(.15)	(.14)	—	—	—	—
Net realized gain on investment transactions	—	—	—	—	—	(.60)
Total distributions	(.15)	(.14)	—	—	—	(.60)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 21.79	$ 19.73	$ 17.90	$ 15.70	$ 13.25	$ 15.36
Total Return (%)	11.26c**	11.04[c]	14.01[c]	18.49	(13.74)	(28.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	73	50.2		3	6
Ratio of expenses before expense reductions (%)	.77*	.77	.74	.72	.66	.70[d]
Ratio of expenses after expense reductions (%)	.73*	.73	.74	.72	.66	.70[d]
Ratio of net investment income (loss) (%)	1.23*	.95	.81	.81	.64	.39
Portfolio turnover rate (%)	251*	329	222	185	143	124

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were .69% and .69%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Blue Chip Fund (formerly Scudder Blue Chip Fund) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $18,154,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($15,296,000) and October 31, 2011 ($2,858,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term instruments) aggregated $757,560,001 and $833,643,458, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.56% of the Fund's average daily net assets.

Effective October 1, 2003 through January 31, 2006 for Class A and S shares (Class S commencement of operations February 1, 2005) and through September 30, 2006 for Class B, C and Institutional Class shares, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.990%, 1.010%, 1.000%, 0.990% and 0.725% for Class A, B, C, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2006, the amounts charged to the Fund by DWS-SISC and SSC were as follows:

Service to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 419,147	$ —	$ 157,617
Class B	161,517	—	121,295
Class C	28,197	—	15,570
Class S	3,284	—	999
Institutional Class	35,767	13,036	8,094
	$ 647,912	$ 13,036	$ 303,575

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 356,660	$ 50,782
Class C	164,518	26,608
	$ 521,178	$ 77,390

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 508,171	$ 86,464.24%
Class B	116,095	18,516.24%
Class C	53,060	8,634.24%
	$ 677,326	$ 113,614

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006 aggregated $21,208.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares aggregated $119,864 and $1,679, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2006, DWS-SDI received $70.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholder aggregated $13,320, of which $7,080 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $5,008, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2006, the custodian fee was reduced by $10 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,729,378	$ 35,292,108	4,873,780	$ 90,447,318
Class B	170,503	3,266,903	494,202	8,630,706
Class C	207,122	4,002,857	603,436	10,688,777
Institutional Class	7,220	154,800	1,373,229	25,687,873
Class S*	54,476	1,097,985	59,448	1,110,837
		$ 43,814,653		$ 136,565,511
Shares issued to shareholders in reinvestment of distributions
Class A	57,578	$ 1,160,213	58,263	$ 1,074,451
Class B	—	—	—	—
Class C	—	—	—	—
Institutional Class	26,850	557,675	23,932	454,947
Class S	368	7,409
		$ 1,725,297		$ 1,529,398
Shares redeemed
Class A	(2,879,163)	$ (58,846,318)	(5,750,315)	$ (106,993,175)
Class B	(1,387,576)	(26,621,556)	(3,306,052)	(58,007,335)
Class C	(427,910)	(8,280,185)	(985,688)	(17,537,615)
Institutional Class	(1,349,217)	(28,373,723)	(492,612)	(9,580,007)
Class S*	(26,657)	(542,846)	(8,917)	(169,040)
		$ (122,664,628)		$ (192,287,172)
Redemption fees		$ 792		$ 7,541
Net increase (decrease)
Class A	(1,092,207)	$ (22,393,414)	(818,272)	$ (15,466,328)
Class B	(1,217,073)	(23,354,646)	(2,811,850)	(49,376,330)
Class C	(220,788)	(4,277,328)	(382,252)	(6,846,727)
Institutional Class	(1,315,147)	(27,661,248)	904,549	16,562,812
Class S*	28,187	562,750	50,531	941,851
		$ (77,123,886)		$ (54,184,722)

* For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutioinal Class
Nasdaq Symbol	KBCAX	KBCBX	KBCCX	KBCIX
CUSIP Number	233372 101	233372 200	233372 309	233372 408
Fund Number	031	231	331	1431
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KBCSX
Fund Number	2331

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006